GenSpera

CREATING THERAPIES. GENERATING HOPE.

Executive Presentation

September, 2010

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, factors related to GenSpera's anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on GenSpera should contact GenSpera, as set forth above, to receive GenSpera's most recent financial reports. This presentation was developed by GenSpera and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

GenSpera Highlights

Harnessing the power of a **new** biomedical **technology platform**

Precise targeting of a **potent, unique drug** directly to tumors

- Phase I for lead drug, G-202, is underway at Johns Hopkins and Univ Wisconsin.
  - Impressive pre-clinical results with complete regression of tumors
- Experienced and well-developed team driving the process:
  - Core team has extensive experience in successfully identifying and bringing oncology treatments to the clinic.
  - Scientific Advisory Board comprised of leading researchers who are both the inventors of the technology and shareholders.
  - Impressive Board and team of advisors and service providers are engaged.
- Technology platform supports the development of a suite of drugs targeted at different cancers, as well as other applications such as imaging.
  - Based on over $15M of funding and 15 years of research at Johns Hopkins Medical Center and other renowned research centers
  - Strong intellectual property footprint (8 patents and 4 patent applications), with no milestone or royalty payments owed to third parties.

GenSpera Team

Management & Board

- ***Craig Dionne, Ph.D.*** *President & CEO.* Served as VP responsible for many successful oncology drug discovery and development programs at Cephalon, one of the most successful biotechnology companies.
- ***Russell Richerson, Ph.D.*** *COO & Secretary.* Over 25 years of senior management experience in the Biotechnology industry at companies such as Abbott Laboratories.
- ***Bo Jesper Hansen, M.D., Ph.D.*** *Director.* Executive Chairman of Swedish Orphan Biovitrum AB (STO: SOBI). Previously CEO and Chairman of Swedish Orphan International AB Group. Currently also serves on the boards of CMC AB, MipSalus Aps, TopoTarget A/S (NASDAQ OMX: TOPO) and Zymenex A/S.
- ***Scott Ogilvie.*** *Director.* President and CEO of Gulf Enterprises. Prior career as corporate and securities lawyer with Hill, Farrer & Burrill. Currently also serves on the board of directors of Neuralstem, Inc. (AMEX:CUR), Innovative Card Technologies, Inc. (NASDAQ:INVC) and Preferred Voice Inc, (OTCBD:PRFV).

Scientific Advisory Board (inventors of IP and shareholders)

- ***John T. Isaacs, Ph.D.*** Professor at the Johns Hopkins School of Medicine, Editor-in-Chief of *The Prostate,* and on the editorial board of Clinical Cancer Research and Cancer Research.
- ***Samuel R. Denmeade, M.D.*** Associate Professor at Johns Hopkins and a Board Certified Medical Oncologist. His laboratory has developed several prodrug therapies that are activated by cancer specific proteases.
- ***Soren Brogger Christensen, Ph.D.*** Professor at the University of Copenhagen. First to elucidate the chemical structure of thapsigargin and productively engaged in exploring further derivatives of this bioactive compound.
- ***Hans Lilja, M.D., Ph.D.*** Holds several posts at Memorial Sloan-Kettering Cancer Center and as a professor at Lund University. Recognized authority on the biology of prostate specific antigen (PSA) and human kallikrein 2 (hK2).

GenSpera's Differentiating Cancer Therapeutics

Traditional chemotherapy:

- Targets cell division
- Typified by side effects, drug resistance, little effect on slow growing tumors
- Anti-angiogenics primarily block growth of new blood vessels to tumors
- Used as a "combination therapy" and retain side effects of traditional drugs
- Limited survival advantage
- However, validate medical approach and market (annual sales of Avastin > $5.9B)

Our lead drug, G-202, is a major breakthrough:

- Selectively destroys all existing tumor vasculature rather than just blocking new vessel growth.
- Rather than extending lives by a few months, we believe G-202 will result in complete tumor regression as observed in multiple preclinical animal studies.
- As a "monotherapy," early clinical trials will be simpler and relatively less expensive.

How our technology works

Our active drug, with a *targeting/masking agent* attached, is inactive in the blood stream…

…until it finds an "enzyme" found only at our "target site" that cuts off the targeting/masking agent.

- G-202, for example, targets the blood vessels of tumors.


normal blood vessel cell
Blood vessel cell in tumor

The active drug, no longer soluble, 'precipitates' directly into nearby cells, killing them.

How we make our "Target-activated prodrugs"


12-ADT
Peptide Attached
ProDrug
Delivered to Tumor
Tumor

12-ADT

- Derived from Mediterranean plant
- Well-characterized and studied
- Kills:
  - Slow- and fast-growing cancer cells
  - Cancer stem cells
  - Established vascular cells
- Patent-protected

ProDrug

- Peptide attached to 12-ADT
- Renders 12-ADT:
  - Inactive
  - Soluble
  - Targets tumor
- Intravenous application

Tumor

- Peptide removed by enzyme at the target site
- Different cancers = different peptides
- Peptides
  - Patent-protected
  - Based on extensive research by Advisory Board members

** 8 patents & 4 patent applications; no milestone or royalty payments are owed*

Efficacy in a mouse model of kidney cancer

Antitumor efficacy of G-202 against
SN12C human renal cancer xenografts

- Mice tolerate an intense dosing schedule
- Development of drug resistance not observed
- Uniform response – all tumors regress



Vehicle
G202 5.6 mg/kg
G202 56 mg/kg
Tumor Volume (cc)
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0
5
10
15
20
25
30
Days

Arrows indicate days that treatment was administered

* Statistically meaningful difference from control

Efficacy in a mouse model of prostate cancer



Antitumor efficacy of G-202 against
CWR22H human prostate cancer xenografts
Tumor Volume (cc)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
• Shorter dosing schedule is very effective, indicating a large therapeutic/safety window.
• Over time, tumors re-grew in 5 of the 9 treated mice – 4 out of 9 were 'cured'.
• Re-growing tumors regress when treated with a second dosing regimen.
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered
0
5
10
15
20
25
30
35
Days
* Statistically meaningful difference from control

GENSPERA

Efficacy in a mouse model of breast cancer


Antitumor efficacy of a single, two day course of G-202 against MCF-7 human breast cancer xenografts
Tumor Volume (cc)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0
5
10
15
20
25
30
35
40
Days
• Dramatic and uniform response even with a short dosing regime that will be "patient friendly"
• Over time, tumors re-grew in only 2 of the 8 treated mice – 6 out of 8 were 'cured'.
• Re-growing tumors regress when treated with a second dosing regimen.
Control (no G-202)
G-202 (56 mg/kg)
Arrows indicate days that treatment was administered

G-202 Clinical Development Strategy

Initiated 1Q2010 — Begin 3Q2011

Phase I → **Phase II** → **Phase III**

Outlicense/Partner

Ph I - details

- open label, dose escalation
- all solid tumors
- pts. progressing after other anti-cancer agents failed
- target enrollment of 30

Goals

- safety, tolerability, pharmacokinetics
- identify Phase II dose

Ph II - details

- initiate multiple simultaneous Phase II trials
- breast cancer
- prostate cancer
- colon cancer
- kidney cancer

Goals

- demonstration of efficacy
- multiple trials to demonstrate breadth of activity (maximize value of program)

Opportunity exists to enrich for certain patient populations at the MTD at current Phase I sites via protocol amendment. Affords easy transition to Phase II without stop/start.

Product Pipeline

Product Candidate	Activation Enzyme	Indication	Preclinical Development	Phase I	Phase II	Phase III
G-202	*PSMA*	*Solid tumors*	→	→	(Ph I end Q2 2011)	
G-115	*PSA*	*Prostate Cancer*	→	(IND Filing Q3 2011)		
G-114 analog	*PSA*	*Imaging of Prostate Tumors*	→	(Dev Plan in Progress)		

Strategy and value creation

Business Strategy and Value Creation

- Operate with minimal infrastructure requirement
- Develop drugs through Phase I/II clinical trials then out-license /partner
- Individual drugs can be worth up to $1B (comparable deals 2009 – J&J/Cougar, Astellas/Medivation)
- Expect partnering deal in ~2-3 yrs

Financing History

- Funded 15 years by $15M in scientific grants
- Raised ~$11M since Nov 2007
- Have ~$4M cash-in-hand – adequate to fund Phase I trial
- Trading symbol OTCBB:GNSZ

Capital Structure

- ~17.6M common shares issued and outstanding
- ~8.7M currently outstanding options and warrants
- Management, inventors and boards hold approximately 37% of issued shares

Contact

Craig A. Dionne, Ph.D.

President and CEO

cdionne@genspera.com

GenSpera, Inc.

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

www.genspera.com

(210) 479-8112